Exhibit 10.47
Execution Version
EIGHTH AMENDMENT dated as of May 28, 2021 (this “Agreement”) by and among GREEN BRICK PARTNERS, INC. (the “Borrower”), the LENDERS party hereto and FLAGSTAR BANK, FSB (“Flagstar”), as administrative agent (the “Administrative Agent”), to the CREDIT AGREEMENT dated as of December 15, 2015 (as amended by the First Amendment, dated as of August 31, 2016, the Second Amendment, dated as of December 1, 2016, the Third Amendment, dated as of September 1, 2017, the Fourth Amendment, dated as of December 1, 2017, the Fifth Amendment, dated as of November 2, 2018, the Sixth Amendment, dated as of December 17, 2019, and the Seventh Amendment, dated as of December 22, 2020, and as in effect prior to the effectiveness of this Agreement, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement;
WHEREAS, pursuant to Section 9.07 of the Credit Agreement, Veritex Community Bank (the “New Lender”) has become a Lender under the Credit Agreement and desires to extend the Termination Date in effect with respect to its (and only its) Revolving Credit Commitment; and
WHEREAS, the Borrower and the Lenders party hereto desire that certain provisions of the Credit Agreement be amended as provided herein (as so amended, the “Amended Credit Agreement”);
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)The Termination Date in effect with respect to the New Lender’s Revolving Credit Commitment shall be extended to December 14, 2023, and Schedule I to the Credit Agreement shall be replaced with Schedule I attached hereto, which reflects such extension.
(b)The final paragraph of Section 2.18(b) of the Credit Agreement shall be amended to add the following sentence after the final sentence thereof:

“Notwithstanding anything herein to the contrary, in connection with an assignment required by the Borrower in respect of a Non-Extending Lender, the applicable assignee may, at the time of such assignment, elect to extend the Termination Date of its Revolving Credit Commitment to the then-latest Termination Date applicable to any Lender without any vote or consent by any party other than the Agent and the Borrower.”
(c)The final paragraph of Section 9.07(b) of the Credit Agreement shall be amended to add the following sentence after the penultimate sentence thereof:
“; provided, further, that, notwithstanding anything herein to the contrary, in connection with an assignment by a Non-Extending Lender, the applicable assignee may, at the time of such assignment, elect to extend the Termination Date of its Revolving Credit Commitment to the then-latest Termination Date applicable to any Lender without any vote or consent by any party other than the Agent and the Borrower.”
SECTION 2. Revolving Credit Commitments. As of the Amendment Effective Date, after giving effect to the amendments contemplated by Section 1 hereof, each Lender shall have a Revolving Credit Commitment in the amount set forth opposite such Lender’s name on Schedule I hereto and the aggregate principal amount of the Revolving Credit Commitments shall be $265,000,000.
(b)The New Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders on or prior to the Amendment Effective Date.
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders party hereto (including the New Lender) that:
(a)This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)On the Amendment Effective Date, and after giving effect to this Agreement, the representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), as though made on and as of the Amendment Effective Date.

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(c)On and as of the Amendment Effective Date, no event has occurred and is continuing that constitutes a Default or Event of Default.
(d)On and as of the Amendment Effective Date, and after giving effect to this Agreement, (A) the Borrower will be in compliance with the covenants set forth in Sections 6.01(a), (b) and (c) of the Amended Credit Agreement and (B) the compliance certificate dated as of May 11, 2021 previously delivered to the Administrative Agent by the Borrower remains true and accurate on and as of the Amendment Effective Date.
SECTION 4. Conditions to Effectiveness. This Agreement and, with respect to each Lender party hereto, its consent to the amendments contemplated hereunder, shall become effective on the date and at the time (the “Amendment Effective Date”) on which each of the following conditions is first satisfied:
(a)The Administrative Agent shall have executed this Agreement and shall have received from the Borrower, the New Lender and other Lenders constituting Required Lenders under the Credit Agreement (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement.
(b)On such date and after giving effect to this Agreement, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Borrower shall be in compliance with the financial covenants set forth in Sections 6.01(a), (b) and (c) of the Amended Credit Agreement, (iii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects; provided that to the extent any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect, such representation or warranty shall be true and correct in all respects, and (iv) the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date and signed by an Authorized Financial Officer, confirming compliance with (x) clauses (i), (ii) and (iii) of this Section 4(b) and (y) the representations and warranties contained in Section 3 above.
(c)The Administrative Agent shall have received, in immediately available funds, payment of all fees and reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Sections 5(a) and 5(b) hereof.
The Administrative Agent shall notify the Borrower and the Lenders party hereto (including the New Lender) of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Fees and Expenses.

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(a)The Borrower agrees to pay to, or cause to be paid to, the New Lender an upfront fee of $150,000, which fee shall be due and payable on the Amendment Effective Date.
(b)The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.
SECTION 6. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement in similar or different circumstances. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents.
SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 8. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GREEN BRICK PARTNERS, INC.
By
/s/ Richard A. Costello
Name: Richard A. Costello
Title: Chief Financial Officer

[Signature Page to Eighth Amendment]

FLAGSTAR BANK, FSB, as Administrative Agent and a Lender
By
/s/ Jerry C. Schillaci
Name: Jerry C. Schillaci
Title: Vice President

[Signature Page to Eighth Amendment]

TCF NATIONAL BANK, a national banking association, successor by merger to Chemical Bank, as a Lender
By
/s/ Ron Konstantinovsky
Name: Ron Konstantinovsky
Title: Vice President

[Signature Page to Eighth Amendment]

VERITEX COMMUNITY BANK, as a Lender
By
/s/ Ben Weimer
Name: Ben Weimer
Title: Senior Vice President

[Signature Page to Eighth Amendment]

REAFFIRMATION

May 28, 2021

    Reference is made to the Eighth Amendment, dated as of May 28, 2021 (the “Eighth Amendment”), by and among Green Brick Partners, Inc. (the “Borrower”), the lenders party thereto and Flagstar Bank, FSB, as administrative agent (the “Administrative Agent”), to the Credit Agreement, dated as of December 15, 2015 (as amended by the First Amendment, dated as of August 31, 2016, the Second Amendment, dated as of December 1, 2016, the Third Amendment, dated as of September 1, 2017, the Fourth Amendment, dated as of December 1, 2017, the Fifth Amendment, dated as of November 2, 2018, and the Sixth Amendment, dated as of December 17, 2019, Seventh Amendment, dated as of December 22, 2020, as amended, amended and restated, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto and the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Each of the undersigned Loan Parties (which, for the avoidance of doubt, collectively constitute the Loan Parties to the Credit Agreement as of the date hereof) hereby consents to the Eighth Amendment and the transactions contemplated thereby. Each of the undersigned Loan Parties further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations, (b) agrees that, notwithstanding the effectiveness of the Eighth Amendment and the transactions contemplated thereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof and (c) represents and warrants that as of the date hereof that this reaffirmation and the transactions contemplated hereby have been duly authorized, executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Borrower reaffirms and acknowledges its obligations to the Administrative Agent with respect to the Loan Documents.

[Signature page follows]

GREEN BRICK PARTNERS, INC.
By
/s/ Richard A. Costello
Name: Richard A. Costello
Title: Chief Financial Officer

[Signature Page to Reaffirmation Agreement]

CB JENI BERKSHIRE PLACE LLC
CB JENI – BRICK ROW TOWNHOMES, LLC
CB JENI HOMES DFW LLC
CB JENI MUSTANG PARK LLC
GRBK CHURCH STREET, LLC
GRBK DEVORE, LLC
GRBK EDGEWOOD LLC
GRBK FRISCO LLC
GRBK GC, LLC
GRBK HAYNES, LLC
GRBK STRINGER, LLC
GRBKMP, LLC
JBGL ATLANTA DEVELOPMENT, LLC
JBGL ATLANTA DEVELOPMENT 2014, LLC
JBGL BUILDER FINANCE LLC
JBGL CHATEAU, LLC
JBGL EXCHANGE LLC
JBGL HAWTHORNE, LLC
JBGL MUSTANG LLC
JBGL OWNERSHIP LLC
JOHNS CREEK 206, LLC
NORMANDY HOMES CYPRESS MEADOWS, LLC
NORMANDY HOMES LAKESIDE, LLC
SGHDAL LLC
THE PROVIDENCE GROUP OF GEORGIA, L.L.C.
THE PROVIDENCE GROUP OF GEORGIA CUSTOM HOMES, L.L.C.
TPG HOMES, L.L.C.
TROPHY SIGNATURE HOMES, LLC
TSHH, LLC
TSHWS, LLC

By
/s/ Richard A. Costello
Name: Richard A. Costello
Title: Chief Financial Officer, President or Vice President, as applicable
[Signature Page to Reaffirmation Agreement]

SCHEDULE I

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SCHEDULE I
Revolving Credit Commitments

Lenders	Revolving Credit Commitments	Termination Date
Flagstar Bank, FSB	$80,000,000	December 14, 2023
Goldman Sachs Bank USA	$50,000,000	December 14, 2023
Citibank, N.A.	$40,000,000	December 14, 2022
JPMorgan Chase Bank, N.A.	$35,000,000	December 14, 2022
TCF National Bank (as successor to Chemical Bank)	$30,000,000	December 14, 2023
Veritex Community Bank	$30,000,000	December 14, 2023
Total	$265,000,000